UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (October 31, 2006)

TEXAS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4887	75-0832210

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1341 West Mockingbird Lane, Dallas, Texas		75247

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (972) 647 6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No(s).

7.01	Regulation FD Disclosure

On October 31 and November 1, 2006, TXI will make a presentation to investors or potential investors in a series of meetings in New York City, New York. The presentation, including historical quarterly segment info is attached as Exhibit 99.1.

Limitation on Incorporation by Reference

The information in this report, including exhibits, shall not be deemed “filed” within the meaning of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that  section.

9.01	Financial Statements and Exhibits

	Exhibit 99.1	Texas Industries, Inc. Roadshow Presentation and Historical Quarterly Segment information.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC.
Date: October 31, 2006

	By:	/s/ Frederick G. Anderson

Vice President and General Counsel